UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22988

Nuveen Global High Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2017

JGH
Nuveen Global High Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, triggered a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Global High Income Fund (JGH)

Nuveen Global High Income Fund (JGH) features portfolio management by Nuveen Asset Management, LLC (NAM) an affiliate of Nuveen, LLC. The Fund’s portfolio managers are Timothy A. Palmer, CFA, Jeffrey T. Schmitz, CFA, and John T. Fruit, CFA.

Here the Fund’s portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2017.

What factors affected the global and U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2017?

Geopolitical risks were prominent, but some concerns eased by the end of the reporting period. Rhetoric surrounding U.S. trade with China and the renegotiation of the North American Free Trade Agreement (NAFTA) was toned down. After an uncertain start, the “Brexit” talks between the U.K. and European Union progressed to the next phase. Closely watched elections in the Netherlands, France and Germany yielded market friendly results. Tensions between the U.S. and North Korea intensified but did not have a lasting impact on the markets.

Despite episodes of geopolitical turmoil and policy uncertainty during the reporting period, risk appetites in the financial markets remained supported by economic activity and financial conditions. U.S. Treasury rates were broadly range-bound for much of the reporting period, before moving higher into year-end, responding to developments surrounding Federal Reserve (Fed) policy and U.S. tax reform. The U.S. Treasury yield curve flattened dramatically with the 30-year Treasury yield closing 30 basis points lower during the reporting period, while the two-year Treasury yield increased nearly 70 basis points, reaching its highest level. However, the 10-year portion of the curve was the pivot point, with yields on the 10-year Treasuries virtually unchanged during the reporting period. Catalysts for the curve flattening included stronger economic data, the Federal Reserve’s (Fed’s) rate hikes and continued benign inflation. The Fed raised interest rates three times in 2017 at its March, June and December meetings due to strength in the job market and economy, while signaling toward the end of the year that it expects continued increases in 2018. However, most other global central banks remained accommodative throughout the reporting period as they’ve done all year, which along with very low inflation, helped suppress global bond yields. The Fed also began its well-communicated program of balance sheet reduction in October by reducing its reinvestments in mortgage-backed securities by $4 billion per month. In addition, Congress eventually passed a large tax bill in December, providing substantial cuts to corporate taxes and a near-term fiscal stimulus, while eliminating a recent driver of uncertainty.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Strong global growth and a supportive macro backdrop were both drivers of improved corporate fundamentals and, combined with collapsing market volatility, were strong tailwinds for high yield credit throughout the reporting period. That being said, the first half of 2017 offered more in the way of upside for the high yield market than the second half. Despite the favorable macro backdrop, the high yield market was kept in check by historically tight spreads versus Treasuries, outflows from the asset class and the perception of mixed effects from tax reform. In addition, the high yield sector has disproportionate exposure to some of the more fundamentally and secularly challenged industries such as retail, auto rentals, wirelines and hospitals, all of which experienced difficulties during 2017. And finally, the market was impacted by the specter of a notable and growing shift in central bank policy, which represented a reversal of the friendly monetary backdrop that has been extremely supportive for credit markets for years. Spreads in the global high yield market tightened by more than 100 basis points over the full year, ending the reporting period at 338 basis points over Treasuries. As a result, the global high yield asset class provided a solid 8.42% gain during 2017 as measured by the Bloomberg Barclays Global High Yield Hedged Index, perhaps largely because the demand for global yield outstripped supply by a healthy margin.

The U.S. economy began the year at a sluggish pace but gained momentum mid-year, growing at an annualized rate above 3% in the second and third quarters of 2017. In the final three months of 2017, the economy slowed slightly to 2.6%, as reported by the Bureau of Economic Analysis “advance” estimate of fourth-quarter gross domestic product (GDP). GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.

Although the hurricanes temporarily weakened shopping and dining out activity, consumer spending remained the main driver of demand in the economy, as consumers benefited from employment and wage gains. Business investment, which had been lackluster in the recovery so far, accelerated in 2017, and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in December 2017 from 4.7% in December 2016 and job gains averaged around 171,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.1% over the twelve-month reporting period ended December 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in November 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.1% and 6.4%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017, June 2017 and December 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. After stumbling with health care reform earlier in 2017, legislators passed a major tax overhaul at the end of December, which lowered individual and corporate tax rates. While the new tax law changes are expected to be stimulative to the economy, there are some concerns that it could pose challenges to the Fed’s ability to manage interest rates in the future. Although incoming

6	NUVEEN

Fed Chairman Jerome Powell is expected to maintain the course established by outgoing Chair Janet Yellen, after her term expired in February 2018, markets may deem this as another source of uncertainty.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2017?

The Fund’s investment objective is to seek a high level of current income. In an effort to achieve this objective, the Fund is invested using NAM’s diversified global high income strategy, which invests in a portfolio of high yield (below investment grade) bonds and other income producing securities from around the world and across the capital structure and credit spectrum. The Fund is allowed to invest in the following security types: U.S. high yield bonds, non-U.S. high yield bonds from developed and emerging markets and other income producing investments such as preferred and convertible securities. The Fund’s mandate is to invest at least 65% of managed assets in securities rated lower than investment grade at the time of purchase or, if non-rated, judged to be of comparable quality by the management team. At least 40% of the Fund’s assets will be invested in securities issued by non-U.S. entities and up to 25% will be invested in debt obligations from issuers located in emerging market (EM) countries. Up to 15% of the Fund’s assets may be in unhedged non-U.S. dollar-denominated securities.

In addition, the Fund may use derivatives as part of its management strategy and will typically use leverage, which is discussed in more detail in the Fund Leverage section of this report. Derivatives related to foreign currencies will only be used to hedge the currency risk of the Fund’s investments in non-U.S. dollar denominated securities, while other derivative types may be used to manage the Fund’s interest rate sensitivity or in an effort to increase the Fund’s yield or enhance returns.

How did the Fund perform during this twelve-month reporting period ended December 31, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2017. For the twelve-month reporting period ended December 31, 2017, the Fund’s total return at net asset value (NAV) outperformed the Bloomberg Barclays Global High Yield Hedged Index.

Although high yield spreads ended the reporting period trading at multi-year lows, the risk of a downturn in the credit cycle also seemed diminished. For the first time in many years, the world economy enjoyed a synchronized recovery during the reporting period and corporate fundamentals followed suit. Inflation came in weaker than expectations and kept financial conditions easy and rates very well behaved. The global appetite for yield kept funds flowing into credit markets and even with spreads at tight valuations, the ultra-low volatility made yields on credit look attractive. The record pace of refinancing across both loans and bonds has had the effect of extending the current credit cycle. It has also led to realized and projected default rates in the high yield market that are well below the 4.5% long-term average. By December 2017, Moody’s global speculative grade default rate had fallen to 2.6%, down from its August 2016 high of 4.8% for this cycle. The rating agency is forecasting the global default rate will decline further to 1.8% in 2018.

Our credit selection, coupled with the portfolio’s structure and use of leverage, provided the Fund with a very attractive yield advantage over many other high yield funds during the reporting period. Relative performance benefited from an overweight to more economically sensitive sectors such as basic materials, home construction, transportation and banking. These sectors performed well as investors projected the business cycle had more room to run. Underweights during much of the year to weaker performing sectors such as health care, supermarkets and other retailers also contributed to the Fund’s outperformance versus the benchmark. The Fund’s allocation to European financial credits also continued to be a positive source of performance. Detractors to performance included an underweight to sovereign and foreign agency debt, which outperformed most domestic sectors, benefiting from generally strong global economic growth tailwinds. The Fund also had modest overweights to media and telecommunication credits, which underperformed given increasing uncertainty about the outlook for revenue growth in the coming years.

NUVEEN	7

Portfolio Managers’ Comments (continued)

The U.S. tax reforms introduced an element of uncertainty, by lowering the corporate tax rate but also limiting interest deductibility. While the exact impact is not known at this point, we do know that the new limitations on interest deductibility will be a bigger issue for CCC rated and stressed issuers. However, we do believe the changes will likely be manageable for the leveraged finance space as a whole. For 75% of high yield companies, the benefit of a lower corporate rate and the ability to depreciate more capital expenditures outweigh the inability to fully deduct interest expense (source: JP Morgan). Overall, we don’t see the impact of the bill being detrimental to the current environment of low and declining default rates among high yield issuers. Despite some lingering stresses in the oil and gas sector, the bulk of defaults and adjustments in that sector have largely played out over the course of the past two years.

We also maintained a down-in-quality bias in the Fund’s portfolio with a keen focus on bottom-up fundamental research, which continued to work well during the reporting period. Earlier in the reporting period, lower-quality high yield issuers underperformed possibly because of the pervasive view that the credit cycle was overextended and valuations were stretched. Combined with the specter of tightening liquidity conditions, this led to a bias for higher quality in the high yield market. However, these fears dissipated as the reporting period wore on and the higher beta sectors gained relative strength, particularly among the single B and CCC rated segments of the market. We positioned the Fund’s portfolio with an overweight to both the single B and CCC rated segments of the index to capture the excess returns. We believe lower-quality debt can continue to perform well during an environment of strong credit conditions and potentially higher interest rates. Low volatility and spreads moving sideways (or tighter) are consistent with an extension of the credit cycle. Long economic expansions are typically good news for credit markets because higher free cash flow from sustained economic growth improves company balance sheets and generally leads to credit rating upgrades.

As of the end of the reporting period, we were maintaining the Fund’s underweight to the BB rated portion of the high yield market because we didn’t see much in the way of upside, given valuations and this segment’s greater sensitivity to higher rates. We still prefer to search for improving fundamental stories among single-B and CCC issuers that have higher yields and the potential for capital gains, because we believe the improvement in credit fundamentals should favor lower-rated segments of the market. We believe the ongoing global economic expansion should be constructive for the basic materials sectors of paper, packaging and mining in addition to energy, causing us to continue overweighting those sectors. We also added selectively to the retail sector because valuations looked compelling among select issuers. Although these sectors were generally stable fundamentally, we continued to underweight health care, wireless telecommunications and sovereign issuers based on valuation considerations. We continued to find value in European financial preferred securities and maintained roughly a 9% allocation to that area of the market. Consistent with the Fund’s mandate, investments in foreign-domiciled companies represented roughly 42% of holdings at the end of December 2017. After the U.S., the next three largest countries of investment were Canada, the United Kingdom and the Netherlands.

We kept the Fund’s average duration modestly shorter than the benchmark’s duration to lessen its sensitivity to rising interest rates. That being said, we continue to believe that high yield offers more of a buffer from interest rate moves than other fixed income asset classes, despite spread narrowing in lower quality market segments. This asset class has naturally low duration and its incremental yield helps mitigate price movements in a rising rate environment.

The Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These positions had a negative impact on performance. The Fund also used foreign currency exchange contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures. The overall effect of these contracts was negligible during the reporting period.

8	NUVEEN

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmark was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on share NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a positive impact on performance during this reporting period.

As of December 31, 2017, the Fund’s percentages of leverage are shown in the accompanying table.

JGH
Effective Leverage*	28.95%
Regulatory Leverage*	28.95%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2017	Draws	Paydowns	December 31, 2017	Average Balance Outstanding	Draws	Paydowns	February 27, 2018
$164,800,000	$10,400,000	$ —	$175,200,000	$173,112,329	$ —	$ —	$175,200,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

NUVEEN	9

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2017. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Share Amounts
January 2017	$0.1200
February	0.1200
March	0.1200
April	0.1200
May	0.1200
June	0.1200
July	0.1200
August	0.1200
September	0.1200
October	0.1200
November	0.1200
December 2017	0.1200
Total Distributions	$1.4400

Current Distribution Rate*	8.52%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the Fund’s distributions, a return of capital for tax purposes.

The Fund pays a regular monthly distribution to shareholders based on dividends and interest received from portfolio securities, net of expense. The Fund invests in a global high income strategy which blends high-yield bonds and other income producing securities. The Fund utilizes a currency hedging strategy which allows up to 15% of the Fund’s assets to be in unhedged non-U.S. dollar-denominated securities. When a non-U.S. dollar denominated fixed-income security is sold a currency gain/loss may occur. Net currency gains from sales of non-U.S. fixed-income securities are treated as ordinary income for federal tax purposes, while net currency losses will offset any net income from dividends and interest. Year-to date, the Fund has experienced net currency losses as the U.S. dollar generally strengthened relative to foreign currencies. These net currency losses offset a portion of the Fund’s net investment income from dividends and interest. Consequently, a portion of the distributions paid year-to-date are being re-characterized as return of capital, which is identified in the table below.

As of December 31, 2017, the Fund had a zero UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

10	NUVEEN

The following table provides the Fund’s distribution sources as of December 31, 2017.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes is reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2017

Fiscal Year Source of Distribution			Fiscal Year Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital
93.09%	0.0%	6.91%	$1.4400	$1.3405	$0.0000	$0.0995

[1]	Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of December 31, 2017

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Fiscal Year Distributions on NAV
11/24/2014	$0.1200	7.78%	12.25%	5.87%	7.78%

SHARE REPURCHASES

During August 2017, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JGH
Shares cumulatively repurchased and retired	845,318
Shares authorized for repurchase	2,325,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of December 31, 2017, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JGH
NAV	$18.51
Share price	$16.91
Premium/(Discount) to NAV	(8.64)%
12-month average premium/(discount) to NAV	(8.75)%

NUVEEN	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Global High Income Fund (JGH)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as call risk are described in more detail on the Fund’s web page at www.nuveen.com/JGH.

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NUVEEN	13

JGH

Nuveen Global High Income Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	Since Inception
JGH at NAV	12.25%	5.87%
JGH at Share Price	15.14%	7.00%
Bloomberg Barclays Global High Yield Hedged Index	8.42%	6.68%

Since inception returns are from 11/24/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	114.1%
Contingent Capital Securities	8.6%
$1,000 Par (or similar) Institutional Preferred	7.1%
Sovereign Debt	6.1%
$25 Par (or similar) Retail Preferred	1.0%
Convertible Bonds	0.3%
Convertible Preferred Securities	0.2%
Common Stocks	0.1%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	2.4%
Net Assets Plus Borrowings	140.7%
Borrowings	(40.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	9.8%
Metals & Mining	8.1%
Banks	7.7%
Media	7.0%
Sovereign Debt	4.4%
Wireless Telecommunication Services	4.2%
Diversified Telecommunication Services	3.7%
Hotels, Restaurants & Leisure	3.1%
Capital Markets	2.7%
Diversified Financial Services	2.9%
Household Durables	2.3%
Independent Power & Renewable Electricity Producers	2.1%
Commercial Services & Supplies	2.1%
Consumer Finance	2.0%
Food Products	2.0%
Health Care Providers & Services	1.9%
Road & Rail	1.8%
Real Estate Management & Development	1.7%
Chemicals	1.7%
Technology Hardware, Storage & Peripherals	1.7%
Aerospace & Defense	1.5%
Machinery	1.4%
Equity Real Estate Investment Trusts	1.4%
Specialty Retail	1.4%
Diversified Consumer Services	1.4%
Other	19.4%
Repurchase Agreements	0.6%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	0.1%
BBB	10.0%
BB or Lower	87.6%
N/R (not rated)	2.3%
Total	100%

Country Allocation

(% of total investments)

United States	58.2%
Canada	9.1%
United Kingdom	5.7%
Netherlands	2.5%
Brazil	2.2%
Italy	1.7%
Mexico	1.6%
Other	19.0%
Total	100%

NUVEEN	15

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Global High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Global High Income Fund (the “Fund”) as of December 31, 2017, the related statements of operations and of cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 27, 2018

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

16	NUVEEN

JGH

Nuveen Global High Income Fund
Portfolio of Investments	December 31, 2017

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		LONG-TERM INVESTMENTS – 137.5% (99.4% of Total Investments)

		CORPORATE BONDS – 114.1% (82.5% of Total Investments)

		Aerospace & Defense – 2.1%

$3,500		Bombardier Inc., 144A	8.750%	12/01/21	B	$3,850,000
1,000		Bombardier Inc., 144A	7.500%	3/15/25	B	1,007,500
1,700		TransDigm Inc.	6.375%	6/15/26	B–	1,723,375
2,400		Triumph Group Inc.	4.875%	4/01/21	B–	2,358,000
		Total Aerospace & Defense				8,938,875

		Airlines – 1.8%

2,047		Air Canada, 144A	7.750%	4/15/21	BB–	2,333,580
3,000		Virgin Australia Holdings Limited, 144A	7.875%	10/15/21	B–	3,090,000
2,700		VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B–	2,511,000
		Total Airlines				7,934,580

		Auto Components – 0.5%

1,000		American & Axle Manufacturing Inc., 144A	6.250%	4/01/25	BB–	1,052,500
1,100		Tenneco Inc.	5.375%	12/15/24	BB+	1,152,250
		Total Auto Components				2,204,750

		Automobiles – 0.3%

1,350		Aston Martin Capital Holdings Ltd, 144A	6.500%	4/15/22	B2	1,417,500

		Banks – 1.9%

2,009		Curo Financial Technologies Corporation, 144A	12.000%	3/01/22	B–	2,209,900
2,750		Popular Inc.	7.000%	7/01/19	BB–	2,860,000
2,500		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	2,752,513
445		Standard Chartered PLC, 144A	5.700%	3/26/44	A–	539,295
		Total Banks				8,361,708

		Beverages – 0.1%

500		Carolina Beverage Group LLC, 144A	10.625%	8/01/18	B–	502,500

		Building Products – 0.8%

1,750		Builders FirstSource, Inc., 144A	5.625%	9/01/24	B+	1,821,225
1,000		Euramax International Inc., 144A	12.000%	8/15/20	B–	1,080,000
750		Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B–	690,000
		Total Building Products				3,591,225

		Capital Markets – 0.6%

2,500		Oppenheimer Holdings Inc.	6.750%	7/01/22	B+	2,575,000

		Chemicals – 2.3%

1,000		Chemours Co	5.375%	5/15/27	BB–	1,035,000
2,000		CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	2,152,500
2,550		FXI Holdings, Inc., 144A	7.875%	11/01/24	B	2,544,390
1,000		Hexion Inc., 144A	10.375%	2/01/22	CCC+	930,625
750		Hexion Inc.	6.625%	4/15/20	CCC+	673,125
1,800		Kissner Group Holdings LP, 144A	8.375%	12/01/22	B	1,818,000
800		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	856,944
		Total Chemicals				10,010,584

NUVEEN	17

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Commercial Services & Supplies – 2.5%

$825		Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B	$843,563
1,000		APX Group, Inc.	7.875%	12/01/22	B1	1,071,250
1,200		Arch Merger Sub Inc., 144A	8.500%	9/15/25	B–	1,110,000
2,000		Brinks Company, 144A	4.625%	10/15/27	BB+	1,960,000
2,755		Covanta Holding Corporation	5.875%	3/01/24	B1	2,796,325
1,290		GFL Environmental Corporation, 144A	5.625%	5/01/22	B–	1,338,375
1,500		R.R. Donnelley & Sons Company	6.500%	11/15/23	B	1,447,500
1,090	EUR	Waste Italia SPA, 144A, (4)	10.500%	11/15/19	N/R	78,470
		Total Commercial Services & Supplies				10,645,483

		Construction & Engineering – 1.8%

1,500		AECOM Technology Corporation	5.125%	3/15/27	BB	1,527,975
2,000		HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	2,032,500
2,500		Michael Baker Holdings LLC Finance Corporation, 144A	8.750%	3/01/23	Caa1	2,418,750
1,100		Shea Homes LP, 144A	6.125%	4/01/25	BB–	1,144,000
500		Tutor Perini Corporation, 144A	6.875%	5/01/25	BB–	537,500
		Total Construction & Engineering				7,660,725

		Construction Materials – 1.0%

4,000		Cemex SAB de CV, 144A	5.700%	1/11/25	BB	4,220,000

		Consumer Finance – 2.8%

2,000		Ally Financial Inc.	4.625%	3/30/25	BB+	2,100,000
2,250		Credit Acceptance Corporation	7.375%	3/15/23	BB	2,356,875
885		Enova International, Inc.	9.750%	6/01/21	B–	935,888
2,000		Enova International, Inc., 144A	8.500%	9/01/24	B–	2,050,000
2,000		First Data Corporation, 144A	5.750%	1/15/24	BB+	2,077,000
1,500		First Data Corporation, 144A	5.000%	1/15/24	BB+	1,543,125
1,000		Navient Corporation	7.250%	9/25/23	BB	1,065,000
		Total Consumer Finance				12,127,888

		Containers & Packaging – 0.5%

1,938		Reynolds Group	5.750%	10/15/20	B+	1,967,289

		Diversified Consumer Services – 1.9%

1,965		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	Ca	216,150
2,400		Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B–	2,664,000
2,400	GBP	Twinkle Pizza Holdings PLC, 144A	6.625%	8/01/21	B2	3,111,122
2,000		Weight Watchers International Inc., 144A	8.625%	12/01/25	B3	2,090,000
		Total Diversified Consumer Services				8,081,272

		Diversified Financial Services – 3.7%

2,000		CNG Holdings Inc., 144A	9.375%	5/15/20	CCC	1,940,000
3,500		Jefferies Finance LLC Corporation, 144A	7.250%	8/15/24	BB–	3,591,875
1,500		Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	10/01/25	BB	1,492,500
1,980		Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	1,965,150
2,250		Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	2,221,200
1,950		Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	2,073,435
2,540		Ziggo Bond Finance B.V, 144A	5.875%	1/15/25	B	2,501,900
		Total Diversified Financial Services				15,786,060

		Diversified Telecommunication Services – 5.1%

1,500		CenturyLink Inc.	6.450%	6/15/21	BB	1,515,000
2,000		Consolidated Communications Finance Company	6.500%	10/01/22	B–	1,800,000
2,000		Embarq Corporation	7.995%	6/01/36	BB	1,945,000
2,500		Frontier Communications Corporation	6.250%	9/15/21	B+	1,775,000
2,250		GCI Inc.	6.875%	4/15/25	BB–	2,396,250

18	NUVEEN

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Diversified Telecommunication Services (continued)

$750		IntelSat Jackson Holdings	7.250%	10/15/20	CCC+	$705,000
2,500		IntelSat Jackson Holdings, 144A	8.000%	2/15/24	B1	2,631,250
2,150		Level 3 Financing Inc.	5.250%	3/15/26	BB	2,110,333
1,400		Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB	1,391,030
2,200		Windstream Corporation	6.375%	8/01/23	B	1,342,000
3,950		Xplornet Communications, Inc., 144A	9.625%	6/01/22	CCC	4,137,965
		Total Diversified Telecommunication Services				21,748,828

		Electric Utilities – 1.9%

2,500		ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	2,559,250
2,020		Intergen NV, 144A	7.000%	6/30/23	B1	1,954,350
2,000		Nextera Energy Operating, 144A	4.250%	9/15/24	Ba1	2,035,000
1,408		Panoche Energy Center LLC, 144A	6.885%	7/31/29	Baa3	1,416,324
		Total Electric Utilities				7,964,924

		Electronic Equipment, Instruments & Components – 0.7%

1,925		Ingram Micro Inc.	5.450%	12/15/24	BBB–	1,911,480
1,000		Itron Inc., 144A	5.000%	1/15/26	BB–	1,003,750
		Total Electronic Equipment, Instruments & Components				2,915,230

		Energy Equipment & Services – 1.2%

775		Murray Energy Corporation, 144A	11.250%	4/15/21	CCC	395,250
1,500		Noble Holding International Limited	7.750%	1/15/24	B	1,290,000
1,750		Pacific Drilling V Limited, 144A, (4)	7.250%	12/01/18	N/R	927,500
500		Precision Drilling Corporation	7.750%	12/15/23	BB	525,000
2,000		Precision Drilling Corporation, 144A	7.125%	1/15/26	BB	2,040,000
		Total Energy Equipment & Services				5,177,750

		Equity Real Estate Investment Trusts – 1.7%

1,250		Communications Sales & Leasing Inc., 144A	7.125%	12/15/24	BB–	1,137,500
3,500		Geo Group Inc.	6.000%	4/15/26	B+	3,596,250
2,500		iStar Inc.	5.250%	9/15/22	BB	2,515,625
		Total Equity Real Estate Investment Trusts				7,249,375

		Food & Staples Retailing – 1.4%

2,200		Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	Caa1	1,364,000
2,500		Rite Aid Corporation, 144A	6.125%	4/01/23	B	2,256,250
1,500		Supervalu Inc.	7.750%	11/15/22	B–	1,466,250
1,750		Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	CCC+	945,000
		Total Food & Staples Retailing				6,031,500

		Food Products – 2.0%

2,500		Fage International SA/ FAGE USA Dairy Industry, Inc., 144A	5.625%	8/15/26	BB–	2,415,625
1,000		JBS USA LUX SA / JBA USA Finance Inc., 144A	5.750%	6/15/25	B	962,500
2,000		Land O’ Lakes Incorporated, 144A	7.250%	6/15/66	BB	2,180,000
2,000		Marfrig Holding Europe BV, 144A	8.000%	6/08/23	BB–	2,085,000
1,000		Marfrig Holding Europe BV, 144A	7.000%	3/15/24	BB–	1,003,750
		Total Food Products				8,646,875

		Gas Utilities – 0.8%

2,000		Ferrellgas LP	6.750%	1/15/22	B–	1,850,000
1,680		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,663,200
		Total Gas Utilities				3,513,200

		Health Care Equipment & Supplies – 0.2%

1,000		THC Escrow Corp III, 144A	7.000%	8/01/25	B–	940,000

NUVEEN	19

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Health Care Providers & Services – 2.7%

$1,250		Community Health Systems, Inc.	6.875%	2/01/22	CCC	$718,750
2,000		Community Health Systems, Inc.	6.250%	3/31/23	Ba3	1,800,000
3,500		HCA Inc.	5.250%	6/15/26	BBB–	3,710,000
1,000		Kindred Healthcare Inc.	8.000%	1/15/20	B–	1,083,450
2,050		Kindred Healthcare Inc.	8.750%	1/15/23	B–	2,173,000
2,000		Lifepoint Health Inc.	5.375%	5/01/24	Ba2	1,985,000
		Total Health Care Providers & Services				11,470,200

		Health Care Technology – 0.7%

2,995		Exela Intermediate LLC / Exela Financial Inc., 144A	10.000%	7/15/23	B	2,912,638

		Hotels, Restaurants & Leisure – 4.3%

2,750		1011778 BC ULC/New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	2,743,125
3,064		Carlson Travel, Inc., 144A	6.750%	12/16/23	B	2,772,920
2,000		Golden Nugget, Inc., 144A	6.750%	10/15/24	B3	2,035,000
1,500		Golden Nugget, Inc., 144A	8.750%	10/01/25	CCC+	1,575,000
1,000		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	1,032,500
1,250		MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc., 144A	4.500%	1/15/28	BB–	1,225,000
1,000		MGM Resorts International Inc.	7.750%	3/15/22	BB	1,140,000
2,000		Scientific Games International Inc., 144A	5.000%	10/15/25	B+	2,005,000
1,000		Silversea Cruise Finance Limited, 144A	7.250%	2/01/25	BB–	1,077,500
2,000		Viking Cruises Limited, 144A	5.875%	9/15/27	B	2,035,000
1,000		Wynn Macau Limited, 144A	5.500%	10/01/27	B+	1,011,250
		Total Hotels, Restaurants & Leisure				18,652,295

		Household Durables – 3.1%

2,500		Apex Tool Group, LLC (ATG), 144A	7.000%	2/01/21	B–	2,406,250
1,500		Beazer Homes USA, Inc., 144A	5.875%	10/15/27	B–	1,511,250
750		M-I Homes Inc.	5.625%	8/01/25	BB–	761,190
2,000		New Home Company Inc.	7.250%	4/01/22	B–	2,095,000
2,000		Rent-A-Center, Inc.	4.750%	5/01/21	B3	1,890,000
2,500		RSI Home Products Incorporated, 144A	6.500%	3/15/23	BB–	2,618,750
2,175		William Lyon Homes Incorporated	5.875%	1/31/25	B+	2,221,219
		Total Household Durables				13,503,659

		Independent Power & Renewable Electricity Producers – 2.9%

500		Atlantica Yield PLC, 144A	7.000%	11/15/19	BB–	526,875
2,000		Calpine Corporation, 144A	5.250%	6/01/26	BB+	1,960,020
2,130		Dynegy Inc., 144A	8.000%	1/15/25	B+	2,305,725
1,250		GenOn Energy Inc., (4)	9.500%	10/15/18	N/R	993,750
2,000		NRG Energy Inc., 144A	5.750%	1/15/28	BB–	2,020,000
2,000		Talen Energy Supply LLC, 144A	9.500%	7/15/22	B+	2,050,000
2,500		TerraForm Power Operating LLC, 144A	5.000%	1/31/28	BB	2,475,000
		Total Independent Power & Renewable Electricity Producers				12,331,370

		Industrial Conglomerates – 1.4%

800		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	846,000
2,250		Icahn Enterprises Finance	6.750%	2/01/24	BB+	2,311,874
2,000		Stena International SA, 144A	5.750%	3/01/24	BB–	1,882,500
1,050		Techniplas, LLC, 144A	10.000%	5/01/20	B–	861,000
		Total Industrial Conglomerates				5,901,374

		Insurance – 0.3%

1,500		Genworth Holdings Inc.	4.800%	2/15/24	B	1,275,000

		Internet and Direct Marketing Retail – 0.2%

750		Netflix Incorporated, 144A	4.875%	4/15/28	B+	735,000

20	NUVEEN

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Internet Software & Services – 1.8%

$1,500		Cimpress NV, 144A	7.000%	4/01/22	B+	$1,545,000
2,555		Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	2,733,850
2,500		Inception Merger Sub Inc. / Rackspace Hosting Inc., 144A	8.625%	11/15/24	BB–	2,668,750
1,500		Sungard Availability Services Capital, Inc., 144A	8.750%	4/01/22	Caa2	926,250
		Total Internet Software & Services				7,873,850

		IT Services – 0.7%

1,000		Alliance Data Systems Corporation, 144A	6.375%	4/01/20	N/R	1,007,450
2,000		Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	2,040,000
		Total IT Services				3,047,450

		Leisure Products – 1.0%

1,000		Gateway Casinos & Entertainment Limited, 144A	8.250%	3/01/24	CCC+	1,070,000
1,600		Mattel Inc., 144A	6.750%	12/31/25	Ba2	1,621,520
1,500		Mattel Inc.	4.350%	10/01/20	BB–	1,477,500
		Total Leisure Products				4,169,020

		Machinery – 2.0%

2,500		BlueLine Rental Finance Corp / BlueLine Rental LLC, 144A	9.250%	3/15/24	B	2,668,750
1,500		Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB	1,625,625
2,300		Navistar International Corporation, 144A	6.625%	11/01/25	B–	2,399,774
1,750		Wabash National Corp., 144A	5.500%	10/01/25	B+	1,763,125
		Total Machinery				8,457,274

		Marine – 0.9%

2,900		Eletson Holdings Inc., 144A	9.625%	1/15/22	CCC+	1,537,000
1,000		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B	847,500
1,500		Navios Maritime Holdings Inc., 144A	11.250%	8/15/22	B–	1,447,500
		Total Marine				3,832,000

		Media – 9.6%

2,000		AMC Networks Inc.	4.750%	8/01/25	BB	1,982,500
2,500		CBS Radio, Inc., 144A	7.250%	11/01/24	B–	2,635,938
2,000		CCO Holdings LLC Finance Corporation, 144A	5.500%	5/01/26	BB+	2,050,000
1,000		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B	1,000,000
1,250		Dish DBS Corporation	5.875%	11/15/24	Ba3	1,215,625
1,250		Dish DBS Corporation	7.750%	7/01/26	Ba3	1,314,063
1,500		iHeartCommunications, Inc.	11.250%	3/01/21	Caa1	1,068,750
1,500		iHeartCommunications, Inc.	7.250%	10/15/27	CC	405,000
1,500		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	1,552,500
829		McClatchy Company	9.000%	12/15/22	B1	864,233
750		McGraw-Hill Global Education Holdings, 144A	7.875%	5/15/24	BB+	740,625
1,750		National CineMedia LLC	6.000%	4/15/22	Ba3	1,771,875
1,650		Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	1,858,313
1,260		Neptune Finco Corporation, 144A	10.875%	10/15/25	B+	1,496,250
3,000		Post Holdings Inc., 144A	5.625%	1/15/28	B	3,011,250
1,550		Quebecor Media Inc.	5.750%	1/15/23	B+	1,643,000
2,250		Radio One Inc., 144A	7.375%	4/15/22	B	2,244,375
3,250		SFR Group SA, 144A	7.375%	5/01/26	B+	3,347,500
2,000		Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	2,082,500
1,500		SiTV Inc., 144A	10.375%	7/01/19	CCC+	1,012,500
1,255		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B+	1,324,025
3,500	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,987,279
2,500		VTR Finance BV, 144A	6.875%	1/15/24	BB–	2,637,500
1,500	CAD	Yellow Pages Digital & Media Solutions Inc., 144A	10.000%	11/01/22	B+	1,209,248
		Total Media				41,454,849

		Metals & Mining – 11.2%

1,000		AK Steel Corporation	7.000%	3/15/27	B–	1,017,500
2,150		Alcoa Nederland Holding BV, 144A	6.750%	9/30/24	BB+	2,343,500

NUVEEN	21

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Metals & Mining (continued)

$2,450		Aleris International Inc., 144A	9.500%	4/01/21	B2	$2,584,750
2,500		Allegheny Technologies Inc.	5.950%	1/15/21	B	2,550,000
1,500		Anglogold Holdings PLC	5.125%	8/01/22	Baa3	1,566,856
3,000		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	3,156,138
565		Century Aluminum Company, 144A	7.500%	6/01/21	B+	579,125
1,500		Cleveland-Cliffs Inc., 144A	4.875%	1/15/24	BB–	1,496,250
1,000		Constellium N.V, 144A	6.625%	3/01/25	B–	1,053,750
3,150		Eldorado Gold Corporation, 144A	6.125%	12/15/20	B+	3,118,500
2,500		First Quantum Minerals Limited, 144A	7.000%	2/15/21	B	2,593,750
2,000		FMG Resources, 144A	5.125%	5/15/24	BB+	2,025,000
1,000		Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	1,020,000
1,900		Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	2,014,000
2,750		IAMGOLD Corporation, 144A	7.000%	4/15/25	B+	2,839,375
2,000		New Gold Incorporated, 144A	6.250%	11/15/22	B	2,065,000
2,000		Northwest Acquisition/Dominion Finco Inc. , 144A	7.125%	11/01/22	BB	2,065,000
750		Novelis Corporation, 144A	5.875%	9/30/26	B	765,000
2,500		SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 144A	7.500%	6/15/25	BB–	2,612,500
2,000		Taseko Mines Limited, 144A	8.750%	6/15/22	B–	2,047,500
1,922		Teck Resources Limited	4.750%	1/15/22	BB+	2,006,183
1,750		United States Steel Corporation	6.875%	8/15/25	B	1,826,650
795		United States Steel Corporation, 144A	8.375%	7/01/21	BB+	862,973
2,485		Vale Overseas Limited	6.875%	11/10/39	BBB+	3,047,231
900		Warrior Met Coal LLC, 144A	8.000%	11/01/24	B–	929,250
		Total Metals & Mining				48,185,781

		Mortgage Real Estate Investment Trusts – 0.5%

2,000		Starwood Property Trust	5.000%	12/15/21	BB–	2,075,000

		Multiline Retail – 0.2%

1,000		Bon-Ton Department Stores Inc.	8.000%	6/15/21	Ca	282,500
1,000		J.C. Penney Corporation Inc.	6.375%	10/15/36	B+	595,000
		Total Multiline Retail				877,500

		Oil, Gas & Consumable Fuels – 12.0%

2,339		Ascent Resources – Utica LLC / AEU Finance Corporation, 144A	10.000%	4/01/22	B–	2,508,578
1,000	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB–	771,519
1,000		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	B+	945,000
2,232		California Resources Corporation, 144A	8.000%	12/15/22	CCC+	1,841,400
460		California Resources Corporation	6.000%	11/15/24	CCC–	319,700
1,930		Calumet Specialty Products	6.500%	4/15/21	CCC+	1,920,350
1,147		Chesapeake Energy Corporation, 144A	8.000%	12/15/22	B+	1,237,326
2,000		Chesapeake Energy Corporation, 144A	8.000%	6/15/27	Caa1	1,920,000
1,000		Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corporation	12.000%	11/01/21	B–	1,077,500
1,750		Denbury Resources Inc., 144A	9.000%	5/15/21	B	1,787,188
1,000		Denbury Resources Incorporated	4.625%	7/15/23	Caa3	640,000
1,600		DOF Subsea AS, 144A, Reg S	9.500%	3/14/22	N/R	1,408,350
1,500		EP Energy LLC and Everest Acquisition Finance, Inc., 144A	8.000%	2/15/25	Caa2	1,095,000
1,000		Everest Acquisition LLC Finance	9.375%	5/01/20	Caa3	845,000
1,250		GasLog Limited	8.875%	3/22/22	N/R	1,321,875
2,100		Genesis Energy LP	6.500%	10/01/25	BB–	2,131,500
1,000		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	1,027,500
1,000		Gulfport Energy Corporation	6.375%	5/15/25	BB–	1,005,000
250		Northern Oil and Gas Inc.	8.000%	6/01/20	CCC+	191,250
500		Northern Oil and Gas Inc.	8.000%	6/01/20	CCC+	377,500
2,090		Par Petroleum LLC / Petroleum Finance Corp., 144A	7.750%	12/15/25	BB–	2,082,163
2,500		PBF Holding Company LLC	7.250%	6/15/25	BB	2,628,125
1,175		Peabody Securities Finance Corporation, 144A	6.375%	3/31/25	Ba3	1,222,000
4,000		Pertamina Persero PT, 144A	4.875%	5/03/22	BBB	4,250,672
3,250		Petrobras Global Finance BV	7.375%	1/17/27	BB	3,578,250
1,500		Sanchez Energy Corporation	7.750%	6/15/21	B–	1,410,000

22	NUVEEN

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,250		Seadrill Limited, 144A, (4)	6.625%	9/15/20	N/R	$212,500
1,000		Shelf Drill Holdings Limited, 144A	9.500%	11/02/20	B2	1,018,750
3,000		Southwestern Energy Company	7.500%	4/01/26	BB	3,187,500
2,250		Transocean Inc., 144A	9.000%	7/15/23	BB	2,432,813
1,750		Ultra Resources, Inc., 144A	7.125%	4/15/25	BB	1,745,625
1,465		W&T Offshore, Inc.	8.500%	6/15/19	CC	1,384,425
2,250		Whiting Petroleum Corporation, 144A	6.625%	1/15/26	BB–	2,295,000
		Total Oil, Gas & Consumable Fuels				51,819,359

		Pharmaceuticals – 1.7%

1,795		Endo Finance LLC, 144A	5.375%	1/31/23	B3	1,400,100
1,000		Teva Pharmaceuticals IV BV	3.650%	11/10/21	BBB–	951,195
2,500		Valeant Pharmaceuticals International, 144A	5.500%	11/01/25	BB–	2,543,750
2,500		VRX Escrow Corp., 144A	5.375%	3/15/20	B–	2,506,250
		Total Pharmaceuticals				7,401,295

		Real Estate Management & Development – 2.3%

1,900		Crescent Communities LLC, 144A	8.875%	10/15/21	B+	2,014,000
3,000		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	3,161,250
1,625		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB	1,677,813
1,250		Mattamy Group Corporation, 144A	6.500%	10/01/25	BB	1,321,875
1,750		Mattamy Group Corporation, 144A	6.875%	12/15/23	BB	1,850,625
		Total Real Estate Management & Development				10,025,563

		Road & Rail – 2.5%

1,500		Avis Budget Car Rental, 144A	5.125%	6/01/22	BB–	1,518,750
2,318		Herc Rentals, Inc., 144A	7.750%	6/01/24	B+	2,544,005
1,500		The Hertz Corporation	7.375%	1/15/21	B–	1,515,000
3,610		The Hertz Corporation, 144A	7.625%	6/01/22	BB–	3,781,474
1,500		XPO CNW, Inc.	6.700%	5/01/34	B	1,560,000
		Total Road & Rail				10,919,229

		Software – 0.7%

2,000		Olympus Merger Sub, Inc., 144A	8.500%	10/15/25	B3	1,975,000
856		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	905,220
		Total Software				2,880,220

		Specialty Retail – 1.9%

2,000		goeasy Ltd, 144A	7.875%	11/01/22	BB–	2,087,500
1,750		L Brands, Inc.	6.875%	11/01/35	BB+	1,767,500
1,000		PetSmart, Inc., 144A	8.875%	6/01/25	B3	602,500
1,500		PetSmart, Inc., 144A	5.875%	6/01/25	Ba3	1,151,250
1,000		Sonic Automotive Inc.	6.125%	3/15/27	B+	992,500
1,500		The Men’s Warehouse Inc.	7.000%	7/01/22	B3	1,505,700
		Total Specialty Retail				8,106,950

		Technology Hardware, Storage & Peripherals – 2.3%

4,000		Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	7.125%	6/15/24	BB+	4,379,456
1,190		NCR Corporation	6.375%	12/15/23	BB	1,246,525
2,500		Seagate HDD Cayman	4.875%	6/01/27	Baa3	2,389,775
1,700		Western Digital Corporation	10.500%	4/01/24	BB+	1,969,875
		Total Technology Hardware, Storage & Peripherals				9,985,631

		Tobacco – 0.3%

1,250		Vector Group Limited, 144A	6.125%	2/01/25	BB–	1,293,750

		Trading Companies & Distributors – 0.4%

1,500		Avation Capital SA, 144A	7.500%	5/27/20	B+	1,509,375

NUVEEN	23

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Transportation Infrastructure – 1.7%

$1,050		Aeropuertos Argentina 2000 SA, 144A	6.875%	2/01/27	BB–	$1,135,292
2,500		Mexico City Airport Trust, 144A	5.500%	7/31/47	BBB+	2,468,750
1,500		Navigator Holdings Limited, 144A, Reg S	7.750%	2/10/21	N/R	1,447,737
2,100		Rumo Luxembourg Sarl, 144A	7.375%	2/09/24	BB–	2,259,810
		Total Transportation Infrastructure				7,311,589

		Wireless Telecommunication Services – 5.2%

1,900		C&W SR Financing Designated Activity Co, 144A	6.875%	9/15/27	BB–	1,990,250
800		Colombia Telecommunications S.A. ESP, 144A	5.375%	9/27/22	BB+	814,000
2,500		Digicel Limited, 144A	6.000%	4/15/21	B1	2,460,600
2,250		Hughes Satellite Systems Corporation	6.625%	8/01/26	BB–	2,356,874
2,105		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	2,136,575
1,500		Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	1,500,000
3,250		Sprint Capital Corporation	6.875%	11/15/28	B+	3,270,313
1,000		Sprint Communications Inc., 144A	7.000%	3/01/20	BB	1,070,000
2,000		Telecom Italia Capital	7.200%	7/18/36	BBB–	2,485,000
2,500		UPC Holding BV, 144A	5.500%	1/15/28	B	2,431,250
2,000		ViaSat Inc., 144A	5.625%	9/15/25	BB–	2,015,000
		Total Wireless Telecommunication Services				22,529,862
		Total Corporate Bonds (cost $493,926,209)				490,750,204

Principal Amount (000)		Description (1), (5)	Coupon	Maturity	Ratings (2)	Value

		CONTINGENT CAPITAL SECURITIES – 8.6% (6.2% of Total Investments)

		Banks – 6.2%

$1,200		Banco Bilbao Vizcaya Argentaria S.A	6.125%	N/A (6)	Ba2	$1,237,500
3,240		Barclays PLC	8.250%	N/A (6)	BB+	3,396,330
2,215		Credit Agricole SA, 144A	8.125%	N/A (6)	BBB–	2,656,255
2,000		Credit Agricole, S.A, 144A	6.625%	N/A (6)	BBB–	2,075,000
2,000		HSBC Holdings PLC	6.875%	N/A (6)	BBB	2,155,000
2,500		Intesa Sanpaolo SpA, 144A	7.700%	N/A (6)	BB–	2,706,250
3,705		Lloyds Banking Group PLC	7.500%	N/A (6)	BB+	4,200,544
475		Nordea Bank AB, 144A	6.125%	N/A (6)	BBB	511,338
3,000		Royal Bank of Scotland Group PLC	7.500%	N/A (6)	Ba3	3,172,500
4,300		UniCredit SpA, Reg S	8.000%	N/A (6)	B+	4,706,108
24,635		Total Banks				26,816,825

		Capital Markets – 2.0%

1,500		Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB	1,713,600
2,000		Deutsche Bank AG, Reg S	6.250%	N/A (6)	BB–	1,994,280
2,000		Macquarie Bank Limited, 144A	6.125%	N/A (6)	Ba1	2,077,500
2,500		UBS Group AG, Reg S	7.000%	N/A (6)	BBB–	2,831,250
8,000		Total Capital Markets				8,616,630

		Diversified Financial Services – 0.4%

1,500		BNP Paribas, 144A	7.625%	N/A (6)	BBB–	1,650,000
$34,135		Total Contingent Capital Securities (cost $34,326,691)				37,083,455

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.1% (5.1% of Total Investments)

		Automobiles – 0.7%

$3,000		General Motors Financial Company Inc.	5.750%	N/A (6)	BB+	$3,089,490

		Banks – 2.4%

2,000		Bank of America Corporation	6.300%	N/A (6)	BBB–	2,260,000
2,250		CIT Group Inc., Series A	5.800%	N/A (6)	B+	2,317,500

24	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,385	Citigroup Inc.	5.875%	N/A (6)	BB+	$1,436,938
2,000	Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	2,649,256
1,320	JP Morgan Chase & Company	6.750%	N/A (6)	BBB–	1,494,900
8,955	Total Banks				10,158,594

	Capital Markets – 0.7%

3,000	Morgan Stanley	5.550%	N/A (6)	BB+	3,116,250

	Commercial Services & Supplies – 0.4%

1,500	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	1,638,750

	Food Products – 0.4%

1,500	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	1,680,000

	Insurance – 1.0%

2,000	La Mondiale SAM, Reg S	7.625%	N/A (6)	BBB	2,115,500
2,000	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,270,000
4,000	Total Insurance				4,385,500

	Oil, Gas & Consumable Fuels – 0.9%

1,750	Enbridge Inc.	6.000%	1/15/77	BBB-	1,820,000
1,750	Plains All American Pipeline L.P	6.125%	N/A (6)	BB	1,747,375
3,500	Total Oil, Gas & Consumable Fuels				3,567,375

	Wireless Telecommunication Services – 0.6%

2,500	Colombia Telecommunications S.A. ESP, 144A	8.500%	N/A (6)	B+	2,687,500
$27,955	Total $1,000 Par (or similar) Institutional Preferred (cost $28,429,727)				30,323,459

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 6.1% (4.4% of Total Investments)

	Argentina – 0.9%

$1,000	Republic of Argentina	6.875%	4/22/21	B+	$1,089,000
2,350	Republic of Argentina	7.500%	4/22/26	B+	2,658,203
3,350	Total Argentina				3,747,203

	Costa Rica – 0.8%

400	Republic of Costa Rica, 144A	7.000%	4/04/44	Ba2	412,836
2,900	Republic of Costa Rica, 144A	4.250%	1/26/23	Ba2	2,827,500
3,300	Total Costa Rica				3,240,336

	Dominican Republic – 0.7%

3,000	Dominican Republic, 144A	5.500%	1/27/25	BB–	3,176,250

	Egypt – 0.6%

1,500	Arab Republic of Egypt, 144A	6.125%	1/31/22	B	1,569,075
1,000	Arab Republic of Egypt, 144A	5.875%	6/11/25	B	1,009,436
2,500	Total Egypt				2,578,511

	El Salvador – 1.0%

2,600	Republic of El Salvador, 144A	7.750%	1/24/23	B–	2,851,862
1,500	Republic of El Salvador, 144A	6.375%	1/18/27	B–	1,526,250
4,100	Total El Salvador				4,378,112

NUVEEN	25

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Honduras – 0.5%

$1,000	Honduras Government, 144A	8.750%	12/16/20	BB–	$1,120,450
1,000	Honduras Government, 144A	6.250%	1/19/27	BB–	1,067,100
2,000	Total Honduras				2,187,550

	South Africa – 0.4%

1,500	Republic of South Africa	5.875%	9/16/25	Baa3	1,632,618

	Sri Lanka – 0.7%

3,000	Republic of Sri Lanka, 144A	6.125%	6/03/25	B+	3,171,144

	Turkey – 0.5%

2,000	Republic of Turkey, Government Bond	5.750%	3/22/24	Ba1	2,116,368
$24,750	Total Sovereign Debt (cost $25,517,548)				26,228,092

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.0% (0.7% of Total Investments)

	Banks – 0.1%

10,786	Zions Bancorporation	6.300%		BB–	$293,487

	Equity Real Estate Investment Trusts – 0.2%

13,000	Colony Northstar, Inc.	8.750%		N/R	345,410
24,000	Summit Hotel Properties Inc.	7.125%		N/R	609,120
	Total Equity Real Estate Investment Trusts				954,530

	Food Products – 0.3%

50,000	CHS Inc.	7.100%		N/R	1,368,000

	Oil, Gas & Consumable Fuels – 0.4%

60,000	Nustar Energy LP	8.500%		Ba3	1,491,000
	Total $25 Par (or similar) Retail Preferred (cost $4,093,092)				4,107,017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.3% (0.3% of Total Investments)

	Capital Markets – 0.3%

$1,500	Prospect Capital Corporation	4.950%	7/15/22	BBB–	$1,498,125
$1,500	Total Convertible Bonds (cost $1,477,975)				1,498,125

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.2% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.2%

20,000	Anadarko Petroleum Corporation	7.500%		N/R	$693,200
	Total Convertible Preferred Securities (cost $1,000,000)				693,200

Shares	Description (1)				Value

	COMMON STOCKS – 0.1% (0.1% of Total Investments)

	Energy Equipment & Services – 0.0%

722	Key Energy Services Inc.				$8,512

26	NUVEEN

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels – 0.1%

13,236	Penn Virginia Corporation			$517,660
2,418	Vanguard Natural Resources, LLC, (7)			44,975
	Total Oil, Gas & Consumable Fuels			562,635
	Total Common Stocks (cost $2,425,997)			571,147
	Total Long-Term Investments (cost $591,197,239)			591,254,699

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.8% (0.6% of Total Investments)

	REPURCHASE AGREEMENTS – 0.8% (0.6% of Total Investments)

$3,388	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $3,388,670, collateralized by $3,295,000 U.S. Treasury Notes, 0.125%, due 4/15/19, value $3,458,696	0.540%	1/02/18	$3,388,467
	Total Short-Term Investments (cost $3,388,467)			3,388,467
	Total Investments (cost $594,585,706) – 138.3%			594,643,166
	Borrowings – (40.7)% (8), (9)			(175,200,000)
	Other Assets Less Liabilities – 2.4% (10)			10,615,211
	Net Assets – 100%			$430,058,377

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. Dollar	$2,966,542	Pound Sterling	$2,260,000	Bank of America, N.A.	1/16/18	$(86,054)
U.S. Dollar	1,494,495	Canadian Dollar	1,880,000	Goldman Sachs Bank USA	1/16/18	(1,528)
U.S. Dollar	3,376,307	Canadian Dollar	4,295,979	Goldman Sachs Bank USA	1/16/18	(42,249)
Total	$7,837,344		$8,435,979			$(129,831)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(94)	3/18	$(11,721,950)	$(11,660,406)	$61,544	$(19,094)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$87,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$931,287	$931,287

NUVEEN	27

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	December 31, 2017

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms for the benefit of the issuer. For example the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	Borrowings as a percentage of Total Investments is 29.5%.

(9)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound Sterling

LIBOR	London Inter-Bank Offered Rate

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

28	NUVEEN

Statement of Assets and Liabilities	December 31, 2017

Assets
Long-term investments, at value (cost $591,197,239)	$591,254,699
Short-term investments, at value (cost approximates value)	3,388,467
Cash	13,220
Cash collateral at brokers for investments in futures contracts(1)	105,000
Unrealized appreciation on interest rate swaps	931,287
Receivable for:
Interest	9,933,509
Investments sold	343,406
Other assets	145,713
Total assets	606,115,301
Liabilities
Borrowings	175,200,000
Unrealized depreciation on forward foreign currency contracts	129,831
Payable for variation margin on futures contracts	19,094
Accrued expenses:
Interest on borrowings	23,639
Management fees	439,387
Trustees fees	72,892
Other	172,081
Total liabilities	176,056,924
Net assets	$430,058,377
Shares outstanding	23,232,075
Net asset value (“NAV”) per share outstanding	$18.51
Net assets consist of:
Shares, $0.01 par value per share	$232,321
Paid-in surplus	488,026,665
Undistributed (Over-distribution of) net investment income	(847,571)
Accumulated net realized gain (loss)	(58,276,213)
Net unrealized appreciation (depreciation)	923,175
Net assets	$430,058,377
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in futures contracts.

See accompanying notes to financial statements.

NUVEEN	29

Statement of Operations	Year Ended December 31, 2017

Investment Income	$41,846,920
Expenses
Management fees	5,147,291
Interest expense on borrowings	3,320,010
Custodian fees	141,770
Trustees fees	20,101
Professional fees	83,288
Shareholder reporting expenses	92,192
Shareholder servicing agent fees	469
Stock exchange listing fees	6,958
Investor relations expenses	69,989
Other	27,404
Total expenses	8,909,472
Net investment income (loss)	32,937,448
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	4,638,805
Forward foreign currency contracts	(699,818)
Futures contracts	(554,053)
Swaps	(1,027,460)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	12,637,796
Forward foreign currency contracts	(298,769)
Futures contracts	(188,967)
Swaps	1,983,685
Net realized and unrealized gain (loss)	16,491,219
Net increase (decrease) in net assets from operations	$49,428,667

See accompanying notes to financial statements.

30	NUVEEN

Statement of Changes in Net Assets

	Year Ended 12/31/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$32,937,448	$34,182,495
Net realized gain (loss) from:
Investments and foreign currency	4,638,805	(25,879,800)
Forward foreign currency contracts	(699,818)	1,138,586
Futures contracts	(554,053)	(499,216)
Swaps	(1,027,460)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	12,637,796	67,997,087
Forward foreign currency contracts	(298,769)	(190,434)
Futures contracts	(188,967)	53,482
Swaps	1,983,685	(166,382)
Net increase (decrease) in net assets from operations	49,428,667	76,635,818
Distributions to Shareholders
From net investment income	(31,142,820)	(35,088,114)
Return of capital	(2,311,368)	(609,595)
Decrease in net assets from distributions to shareholders	(33,454,188)	(35,697,709)
Capital Share Transactions
Cost of shares repurchased and retired	—	(1,257,387)
Net increase (decrease) in net assets from capital share transactions	—	(1,257,387)
Net increase (decrease) in net assets	15,974,479	39,680,722
Net assets at the beginning of period	414,083,898	374,403,176
Net assets at the end of period	$430,058,377	$414,083,898
Undistributed (Over-distribution of) net investment income at the end of period	$(847,571)	$(1,621,307)

See accompanying notes to financial statements.

NUVEEN	31

Statement of Cash Flows	Year Ended December 31, 2017

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$49,428,667
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(445,177,777)
Proceeds from sales and maturities of investments	438,131,185
Proceeds from (Purchases of) short-term investments, net	(52,080)
Proceeds from (Payments for) closed foreign currency spot contracts	11,422
Proceeds from (Payments for) swaps contracts, net	(1,027,460)
Premiums received (paid) for interest rate swaps	730,949
Payment-in-kind distributions	(341,222)
Proceeds from litigation settlement	964
Amortization (Accretion) of premiums and discounts, net	(927,768)
(Increase) Decrease in:
Cash collateral at brokers for investments in futures contracts	860,000
Receivable for interest	(83,721)
Receivable for investments sold	(343,406)
Receivable for reclaims	13,674
Other assets	(2,801)
Increase (Decrease) in:
Payable for variation margin on futures contracts	(106,898)
Accrued interest on borrowings	(198,551)
Accrued management fees	20,870
Accrued Trustees fees	11,667
Accrued other expenses	(5,313)
Net realized (gain) loss from:
Investments and foreign currency	(4,638,805)
Swaps	1,027,460
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(12,637,796)
Forward foreign currency contracts	298,769
Swaps	(1,983,685)
Net cash provided by (used in) operating activities	23,008,344
Cash Flows from Financing Activities
Proceeds from borrowings	10,400,000
Cash distributions paid to common shareholders	(33,454,188)
Net cash provided by (used in) financing activities	(23,054,188)
Net Increase (Decrease) in Cash	(45,844)
Cash at beginning of period	59,064
Cash at end of period	$13,220

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$3,518,561

See accompanying notes to financial statements.

32	NUVEEN

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NUVEEN	33

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discounts from Shares
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Repurchased and Retired	Repurchased and Retired through Tender Offer	Ending NAV	Ending Share Price
Year Ended 12/31:
2017	$17.82	$1.42	$0.71	$2.13	$(1.34)	$—	$(0.10)	$(1.44)	$—	$—	$18.51	$16.91
2016	16.05	1.47	1.83	3.30	(1.51)	—	(0.03)	(1.54)	0.01	—	17.82	15.99
2015	19.46	1.58	(3.64)	(2.06)	(1.23)	—	(0.34)	(1.57)	0.09	0.13	16.05	13.74
2014(e)	20.00	0.12	(0.66)	(0.54)	—	—	—	—	—	—	19.46	17.25

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2017	$175,200	$3,455
2016	164,800	3,513
2015	170,500	3,196
2014(e)	56,000	12,159

34	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate(d)

12.25%	15.14%	$430,058	2.08%		7.70%		77%
21.85	29.26	414,084	1.97		8.91		49
(10.36)	(12.07)	374,403	1.86		8.36		61
(2.65)	(5.74)	624,877	1.47	*	6.09	*	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2017	0.78%
2016	0.66
2015	0.49
2014(e)	0.17	*

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period from November 24, 2014 (commencement of operations) through December 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	35

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Global High Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JGH.” The Fund was organized as a Massachusetts business trust on August 5, 2014.

The end of the reporting period for the Fund is December 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide a high level of current income. Under normal market conditions:

•	The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in global income-producing securities including, but not limited to, corporate debt securities, U.S. and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans and convertible debt securities.

•	The Fund will invest at least 65% of its managed assets in securities that at the time of investment are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities are commonly referred to as “high-yield” securities or “junk bonds” and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•	The Fund will invest at least 40% of its managed assets in securities of issuers located outside of the United States. In addition, under normal market conditions, no more than 25% of the Fund’s managed assets may be invested in securities of issuers located in emerging market countries.

•	No more than 15% of the Fund’s managed assets may be exposed to currencies other than the U.S. dollar, net of any currency hedging transactions.

•	The Fund may invest in other investment companies that invest primarily in securities of the types in which the Fund may invest directly to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptive orders issued by the Securities and Exchange Commission (“SEC”).

•	The Fund will invest no more than 10% of its managed assets in U.S. dollar cash or cash equivalents.

The Fund may use the following derivative instruments and other investment techniques: options, futures contracts, options on futures contracts, swaps (including interest rate swaps, credit default swaps and currency swaps), options on swaps, forward foreign currency contracts and options on foreign currencies. The Fund’s use of currency-related derivative instruments will be limited to hedging purposes only. The Fund may use other derivative instruments and other investment techniques for duration management or otherwise in an effort to increase the Fund’s yield or to enhance returns.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may

36	NUVEEN

have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the

NUVEEN	37

Notes to Financial Statements (continued)

assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

38	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$490,750,204	$—	$490,750,204
Contingent Capital Securities	—	37,083,455	—	37,083,455
$1,000 Par (or similar) Institutional Preferred	—	30,323,459	—	30,323,459
Sovereign Debt	—	26,228,092	—	26,228,092
$25 Par (or similar) Retail Preferred	4,107,017	—	—	4,107,017
Convertible Bonds	—	1,498,125	—	1,498,125
Convertible Preferred Securities	693,200	—	—	693,200
Common Stocks	571,147	—	—	571,147

Short-Term Investments:
Repurchase Agreements	—	3,388,467	—	3,388,467

Investments in Derivatives:
Forward Foreign Currency Contracts**	—	(129,831)	—	(129,831)
Futures Contracts**	61,544	—	—	61,544
Interest Rate Swaps**	—	931,287	—	931,287
Total	$5,432,908	$590,073,258	$—	$595,506,166
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

NUVEEN	39

Notes to Financial Statements (continued)

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$54,138,586	9.1%
United Kingdom	34,059,925	5.7
Netherlands	14,757,063	2.5
Brazil	12,936,541	2.2
Italy	9,975,829	1.7
Mexico	9,472,470	1.6
Other	113,363,096	19.0
Total non-U.S. securities	$248,703,510	41.8%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$3,388,467	$(3,388,467)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

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Forward Foreign Currency Contracts

The Fund is authorized to enter into forward foreign currency contracts (“forward contract”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead or decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund used foreign currency contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency contracts outstanding*	$12,294,597
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all forward foreign currency contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency rate	Forward contracts	—	$—	Unrealized depreciation on forward foreign currency contracts	$(129,831)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America, N.A.	$—	$(86,054)	$(86,054)	$—	$(86,054)
Goldman Sachs Bank USA	—	(43,777)	(43,777)	—	(43,777)
Total	$—	$(129,831)	$(129,831)	$—	$(129,831)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

NUVEEN	41

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Foreign currency rate	Forward contracts	$(699,818)	$(298,769)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$(30,289,571)
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$61,544
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(554,053)	$(188,967)

42	NUVEEN

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investment in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$79,402,800
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$931,287	—	$—

NUVEEN	43

Notes to Financial Statements (continued)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amount Net Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$931,287	$—	$931,287	$—	$(931,287)	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(1,027,460)	$1,983,685

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/17	Year Ended 12/31/16
Shares Repurchased and retired	—	(100,318)

Open market purchases:
Weighted average price per share	$—	$12.51
Weighted average discount per share	—%	16.56%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $445,177,777 and $438,131,185, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net

44	NUVEEN

capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$595,736,447
Gross unrealized:
Appreciation	$20,017,514
Depreciation	(21,110,795)
Net unrealized appreciation (depreciation) of investments	$(1,093,281)

Tax cost of futures	$61,544
Net unrealized appreciation (depreciation) of futures	—

Tax cost of forwards	$(129,831)
Net unrealized appreciation (depreciation) of forwards	—

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	931,287

Permanent differences, primarily due to foreign currency transactions, complex securities character adjustments and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2017, the Fund’s tax year end, as follows:
Paid-in surplus	$(39,374)
Undistributed (Over-distribution of) net investment income	(1,020,892)
Accumulated net realized gain (loss)	1,060,266

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax years ended December 31, 2017 and December 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017
Distributions from net ordinary income[1]	$31,142,820
Distributions from net long-term capital gains	—
Return of capital	2,311,368

NUVEEN	45

Notes to Financial Statements (continued)

2016
Distributions from net ordinary income[1]	$35,088,114
Distributions from net long-term capital gains	—
Return of capital	609,595
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2017, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$57,973,034

During the Fund’s tax year ended December 31, 2017, the Fund utilized $3,174,667 of its capital loss carryforwards.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2017, the complex-level fee rate for the Fund was 0.1595%.

8. Borrowing Arrangements

The Fund has entered into a borrowing agreement as a means of leverage.

46	NUVEEN

As of the end of the reporting period, the Fund has entered into a $180,000,000 (maximum commitment amount) senior committed secured 364-day revolving line of credit (“Borrowings”), with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $175,200,000.

Interest is charged on these Borrowings at a rate per annum equal to the higher of the one-month LIBOR (London Inter-Bank Offered Rate) or the Federal Funds Rate in effect that day plus 0.75%. In addition to interest expense, the Fund accrues a 0.15% per annum facility fee based on the unused portion of the maximum commitment amount of the Borrowings through the renewal date to the extent the unused portion of the Borrowings is less than 50% otherwise the per annum facility fee is 0.25%. The Fund also incurred an amendment fee of 0.05% based on the maximum commitment amount of the Borrowings. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $173,112,329 and 1.83%.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, commitment fees and the amendment fee are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

NUVEEN	47

Additional

Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31,2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JGH
% QDI	8.9%
% DRD	4.3%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JGH
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

48	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays Global High Yield Hedged Index: An unmanaged index considered representative of fixed-rate, non-investment grade debt of companies in the U.S., developed markets and emerging markets. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

NUVEEN	49

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

50	NUVEEN

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		174

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		174

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		174

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

NUVEEN	51

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		174

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		174

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		174

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		174

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		174

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		172

52	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		174

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		174

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		174

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		174

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

NUVEEN	53

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		174

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		174

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		75

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		174

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		174

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		174

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		174

54	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		174

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-E-1217D        427241-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2017	$53,156	$0	$2,584	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2016	$51,217	$0	$5,499	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2017	$2,584	$0	$0	$2,584
December 31, 2016	$5,449	$0	$0	$5,499

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Timothy Palmer, CFA, leads the global interest rates and governments and emerging markets debt sector teams of Nuveen Asset Management. He began working in the financial industry in 1986, and became a portfolio manager in 1990. Before joining FAF Advisors in 2003, he was a senior fixed-income portfolio manager with American Express Financial Advisors (now Ameriprise Financial). Prior to that, he served as CEO and managing principal of Atlas Capital Management, and he was a senior fixed-income portfolio manager for Investment Advisors, Inc.

John T. Fruit, CFA, entered the financial services industry in 1988 and joined FAF Advisors in 2001 as a senior fixed-income research analyst. He became a portfolio manager in 2005 and most recently served as Senior Fixed-Income Portfolio Manager at FAF Advisors until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of High-Yield Credit Sector Team in 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Jeffrey T. Schmitz, CFA, Senior Vice President at Nuveen Asset Management, is a co-manager of the Fund and the Nuveen Real Asset Income Fund and Nuveen High Income Bond Fund. Mr. Schmitz is a member of the High-Yield Credit and the Emerging Markets Sector Teams. He conducts credit analysis and monitors credit quality for debt securities, focusing on energy, healthcare and pharmaceuticals, technology, and emerging market corporates. He began working in the financial industry in 1987. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute, as well as the CFA Society of Minnesota.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2017, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type*						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
John Fruit	6	$2.06 billion	1	$0.51 million	5	$2.72 million	0	0	0	0	0	0
Timothy Palmer	2	$1.22 billion	2	$52 million	7	$660 million	0	0	0	0	0	0
Jeffrey Schmitz	7	$4.83 billion	4	$117 million	4	$1.34 billion	0	0	0	0	0	0
*	Assets are as of December 31, 2017.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JGH SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Fruit	X
Timothy Palmer				X
Jeffrey Schmitz					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global High Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2018